ACQUISITIONS	12 Months Ended
Feb. 23, 2019
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
Termination of Merger Agreement with Rite Aid
As previously disclosed, on February 18, 2018, the Company and its wholly-owned subsidiaries, Ranch Acquisition II LLC and Ranch Acquisition Corp. (together with Ranch Acquisition II LLC, “Merger Subs”) and Rite Aid Corporation (“Rite Aid”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). On August 8, 2018, the Company, Merger Subs and Rite Aid entered into a Termination Agreement (the “Termination Agreement”) under which the parties mutually agreed to terminate the Merger Agreement. Subject to limited customary exceptions, the Termination Agreement also mutually releases the parties from any claims of liability to one another relating to the contemplated merger transaction. Under the terms of the Merger Agreement, neither the Company nor Rite Aid will be responsible for any payments to the other party as a result of the termination of the Merger Agreement.
Fiscal 2017
Plated
On September 20, 2017, the Company acquired DineInFresh, Inc. (“Plated”), a provider of meal kit services, for purchase consideration of $219.5 million, consisting of cash consideration of $117.3 million, deferred cash consideration with a fair value of $42.1 million, and contingent consideration with a fair value of $60.1 million on the acquisition date. The total deferred cash consideration is $50.0 million and is paid out in installment payments over three years. In addition, the sellers have the potential to earn additional contingent consideration of up to $125.0 million if certain revenue targets are met over the next three years. The contingent consideration will be paid in cash or equity that is puttable to the Company in the event the Company’s parent does not complete an initial public offering or change of control within a certain period of time following the closing.
The Plated acquisition was accounted for under the acquisition method of accounting. The purchase price was allocated to the fair values of the identifiable assets and liabilities, with any excess of purchase price over the fair value recognized as goodwill. Net assets acquired primarily consisted of intangible assets and goodwill valued at $67.1 million and $146.2 million, respectively. Intangible assets acquired consisted of trademarks and tradenames, customer lists and software. The goodwill was primarily attributable to synergies the Company expects to achieve related to the acquisition, and was allocated to the Company’s operating segments which are its reporting units. In connection with the acquisition, the Company also expensed $6.3 million related to unvested equity awards of Plated.
The goodwill is not deductible for tax purposes. Pro forma results are not presented as the acquisition was not considered material to the Company. Third party acquisition-related costs were immaterial for fiscal 2017 and were expensed as incurred as a component of Selling and administrative expenses.
MedCart
On May 31, 2017, the Company acquired MedCart Specialty Pharmacy for $34.5 million, including the cost of acquired inventory. The acquisition was accounted for under the acquisition method of accounting and resulted in $11.6 million of goodwill that is deductible for tax purposes. In connection with the purchase, the Company provided an earn-out
opportunity that has the potential to pay the sellers an additional $17.2 million, collectively, if the business achieves specified performance targets during the first three years subsequent to the acquisition. As the earn-out
is conditioned on the continued service of the sellers, it will be recorded as compensation expense based on the probability of achieving the performance targets. Pro forma results are not presented, as the acquisition was not considered material to the Company.
Fiscal 2016
Haggen
During fiscal 2015, Haggen Holdings, LLC (“Haggen”) secured Bankruptcy Court approval for bidding procedures for the sale of 29 stores. On March 25, 2016, the Company entered into a purchase agreement to acquire the 29 stores from Haggen, including 15 stores originally sold to Haggen as part of the Federal Trade Commission mandated divestitures, and certain trade names and intellectual property, for an aggregate purchase price of approximately $113.8 million, including the cost of acquired inventory. The fiscal 2016 Haggen transaction was accounted for under the acquisition method of accounting. The following summarizes the allocation of the fair value of assets acquired and liabilities assumed at the acquisition date (in millions):

June 2, 2016
Inventory	$31.8
Other current assets	2.5
Property and equipment	89.9
Intangible assets, primarily pharmacy scripts and trade names	31.4

Total assets acquired	155.6
Capital lease obligations	35.2
Other long-term liabilities	22.7

Total liabilities assumed	57.9

Net assets purchased	97.7
Goodwill	16.1

Total purchase consideration	$113.8

The goodwill recorded of $16.1 million was primarily attributable to the operational and administrative synergies expected to arise from the transaction. The goodwill associated with this transaction is deductible for tax purposes. This transaction did not have a material impact on the Company’s Consolidated Statement of Operations and Comprehensive Income (Loss) for fiscal 2016. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third-party acquisition-related costs were immaterial for fiscal 2016 and were expensed as incurred as a component of Selling and administrative expenses.
During fiscal 2016, the Company had other individually immaterial acquisitions resulting in net cash paid of $106.8 million and an additional $20.6 million of goodwill.